EXHIBIT 32



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                                  CERTIFICATION

     In connection with the Annual Report of Energas Resources, Inc. (the "Company") on Form 10-K for the year ending January 31, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, George G. Shaw, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.



June 15, 2009                       By: /s/ George G. Shaw
                                        --------------------------------
                                        George G. Shaw, Chief Executive and
                                        Principal Financial Officer